                                                                   EXHIBIT 10-37

                                   Love's(R)

                     1996 Extension of Franchise Agreement

Parties:

Franchisor:                                Franchisee:

         Love's Enterprises, Inc.          Deborah P. Miller, an Individual
         1990 Westwood Boulevard
         Penthouse
         Los Angeles, California 90025

         [Note: For convenience, the Franchisor is sometimes referred to in this and other documents as "Love's," "we," "us," or "our" and the Franchisee is collectively and individually sometimes referred to as the "Franchisee," "you" or "your."]

This Document is Effective:  April 15, 1996

Background and Preliminary Agreements:

         A. Effective August 29, 1975, Love's and B.D.P. Enterprises, a California corporation, executed an Amended Franchise Agreement (the "Franchise Agreement") granting a franchise (the "Franchise") covering a "Love's(R) Wood Pit Barbecue" restaurant (the "Restaurant") located at 720 North Brea Boulevard, in the City of Brea, California.

         B. Effective December 30, 1985, the same parties executed an Amendment to Franchise Agreement which had the effect of amending the Franchise Agreement in various regards. Effective the same date, the same parties executed a Mutual Release and Settlement Agreement.

         C. Effective October 31, 1988, (a) Love's, (b) B.D.P. Enterprises, LeRoy M. Donahue and Thomas F. Padden (as "Assignor" in that document) and (c) Galaxy Golden, Inc., a California corporation, Fung Ying Yong, an Individual, Yim Ching Yong, an Individual and Vincent Winghong Cheung, an Individual (all referred to in this document as the "1996 Assignors," and referred to in the October 31, 1988, document as "Assignee") executed a Consent to Assignment. Among other things, the parties to that Consent to Assignment agreed that the initial term of the Franchise would expire on April 15, 1991, and that there would be one extension term which would be for a period of five
(5) years ending April 15, 1996. In addition, the terms of the Sublease and Equipment Lease relating to the Restaurant were amended so that the termination dates and option extension periods would be the same as under the Franchise Agreement. Love's retained the option to extend or not extend the term of the Master Lease at its sole election, having no obligation to so extend.
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         D.      Effective November 15, 1995, Fedora-Olympic, a California
Limited Partnership (as "Landlord"), Love's and the Franchisee entered into an Assignment of Lease under which Love's assigned to the Franchisee its interests in the Lease for the Restaurant, the Franchisee accepted such assignment and agreed to be bound by the Lease and the Landlord consented thereto. Effective the same date, the Landlord and the Franchisee executed a Third Amendment to Lease which had the effect, among other things, of extending the term of the Lease to December 31, 1998, and providing the Franchisee with options to further extend the term of the Lease, as well as to cancel the Lease effective December 31, 1996, under certain terms and conditions.

         E. By separate instruments and as independent transactions (noted here merely for convenience of the parties and completeness of documentation),
(a) the 1996 Assignors, the Franchisee and Love's have agreed to an assignment of the rights of the 1996 Assignors in and to the Franchise Agreement and the Franchised Business to the Franchisee and (b) the Landlord has agreed to release Love's from all responsibility under the Lease, the Franchisee assuming all such responsibility. The parties acknowledge that no Equipment Lease or Sublease apply to or will apply to the Restaurant.

         F. Love's and the Franchisee wish to extend the term of the Amended Franchise Agreement to expire on the expiration of the Lease for the Restaurant as subject to extension and/or early cancellation or termination as provided in the Third Amendment to Lease (but not, without Love's written consent which it may withhold in its sole discretion) to extend beyond December 31, 2005), and the Franchisee having made or agreeing to make separate arrangements (acceptable to Love's) with the Landlord for the Franchisee's continued occupancy of the Restaurant, with Love's to have no responsibility or obligation with respect to the Lease or otherwise on or after April 15, 1996.

         G. The parties agree that, in the event of any inconsistency between the provisions of this document and any of the foregoing documents (or other documents or agreements prior to the date of this document), the provisions of this document shall prevail. The Franchisee has reviewed all of the documents referred to in this Agreement and has been urged by Love's to have this and all other documents reviewed by her attorney.

Main Agreements:

         1. Extension of Term of Franchise Agreement. The term of the Amended Franchise Agreement (as subsequently amended) is hereby extended to expire on December 31, 1998; provided that if the Franchisee is not and has not been in default of any obligation to Love's and the Franchisee and the Landlord extend the term of the Lease to December 31, 2000, the term of the Franchise Agreement shall be similarly extended; provided further that if the Franchisee is not and has not been in default of any obligation to





                                       2
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Love's and the Franchisee and the Landlord extend the term of the Lease to
December 31, 2005, the term of the Franchise Agreement shall be similarly extended; provided further that if the Lease is canceled by the Tenant at any time, as provided in the Third Amendment to Lease, or is terminated for any reason (for example, terminated by the Landlord due to a default by the Franchisee as Tenant) all rights of the Franchisee, and all obligations of Love's, will become month-to-month, terminable by Love's at any time on 30 day's prior written notice, unless Love's agrees otherwise in writing in its sole and absolute discretion.; and provided finally that in no case will the Franchisee's rights or Love's obligations under and/or related to the Franchise Agreement (or otherwise) extend after December 31, 2005, even if the Franchisee and the Landlord agree to further extensions of the Lease, unless Love's consents otherwise in writing and Love's may withhold such consent in its sole and absolute discretion.

         Each of such extensions shall not require any notification or otherwise (notwithstanding any provisions to the contrary in any other document) but Love's may determine that any of such extensions will not be allowed based on the criteria for nonrenewal as set forth in the Amended Franchise Agreement (as subsequently amended.) If Love's makes such determination, it need give the Franchisee no more than 30 days notice thereof, but, where such default is curable under the terms of the Amended Franchise Agreement, with opportunity to cure as provided in the Amended Franchise Agreement (as subsequently amended.) In any event, the Franchisee's rights and Love's obligations under and/or related to the Amended Franchise Agreement (as subsequently amended) shall expire as detailed above (and, in any event, by December 31, 2005) and neither the Franchisee nor Love's will have any right or obligation to extend the terms of the Amended Franchise Agreement (as subsequently amended) past such points even if the Lease is extended beyond such date.

         The Franchisee will have sole responsibility for, and indemnify and hold Love's (and each of the Love's Entities as defined below) harmless with respect to, any causes of action, in law or in equity, suits, debts, liens, actual and/or alleged defaults, liabilities, claims, demands, damages, losses, costs or expenses, of any kind and/or nature whatsoever, howsoever arising, KNOWN OR UNKNOWN, fixed or contingent or otherwise related to the Lease for the Restaurant arising or relating in any way to the period after April 15, 1996.

         2. Conditions for Each Extension. The right of the Franchisee to extend the term of the Amended Franchise Agreement (as subsequently amended) is conditioned on the Franchisee fully and timely observing each of her obligations under this document (including all payment terms) and any other document signed or assumed by her, as well as not being, at any time after April 15, 1996, in default of any of her financial, operational or other obligations to Love's, howsoever arising, whether they relate to the Restaurant or otherwise; provided that, in any case, if the





                                       3
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Franchisee defaults in any payment obligation to Love's, she shall have twelve
(12) days after written notice thereof to cure such default, such twelve (12) days to be counted from the date such notice is deposited with first class postage in the United States Mail. For example, if the Franchisee failed to pay an amount due to Love's on December 1, 1996, then (unless cured as set forth above) the Franchisee's right to extend the term of the Amended Franchise Agreement (as subsequently amended) would be forever lost and the term of the Amended Franchise Agreement (as subsequently amended) would become month-to-month, terminable by Love's at any time on 30 day's prior written notice, unless Love's agrees otherwise in writing in its sole and absolute discretion.

         3. Ownership of Equipment. The Equipment Lease for the Restaurant is no longer in effect and Love's has no ownership interest in any equipment located at the Restaurant.

         4. Release of Love's. The Franchisee hereby releases and forever discharges, indemnifies and agrees to hold harmless Love's, all persons and entities controlling, controlled by, under common control, affiliated and/or associated with it in any way, each of the affiliates, subsidiaries, corporate parents and predecessors of any of the foregoing, each of the owners, partners, stockholders, directors, officers, employees, agents, representatives, attorneys, accountants of any of the foregoing, and all persons acting by, through, under or in concert or affiliated or associated in any way with any of the foregoing, (all of the foregoing, including Love's, are collectively and individually referred to in this document as the "Love's Entities") from and against any and all causes of action, in law or in equity, suits, debts, liens, actual and/or alleged defaults, liabilities, claims, demands, damages, losses, costs or expenses, of any kind and/or nature whatsoever, howsoever arising, KNOWN OR UNKNOWN, fixed or contingent, past or present, whether or not related to the 1975 Amended Franchise Agreement (as subsequently amended), the Equipment Lease (as subsequently amended) the Lease for the Restaurant, the Sublease, the Restaurant or otherwise, which the Franchisee or any of them now have or may hereafter have against all or any of the Love's Entities by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof (the "Claims"), it being the mutual intention of the parties that this release be unqualified general in scope and effect.

         THE FRANCHISEE ACKNOWLEDGES THAT SHE IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."





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         THE FRANCHISEE, BEING AWARE OF THIS CODE SECTION, HEREBY EXPRESSLY
WAIVES ALL RIGHTS THEREUNDER AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT OF ANY APPLICABLE JURISDICTION, INCLUDING BUT NOT LIMITED TO THOSE OF CALIFORNIA.

         The Franchisee represents and warrants that there has been, and there will be, no assignment or other transfer of any interest in any Claims which she may have against any or all of the Love's Entities, that any and all such Claims have been forever extinguished, and the Franchisee agrees to indemnify and forever hold each and all of the Love's Entities harmless from any liability, claims, demands, damages, losses, costs, expenses and/or attorney's fees incurred by any of the Love's Entities as a result of any person asserting any such assignment or transfer, or any rights or claims under such assignment or transfer. It is the intention of the parties that this indemnity does not require payment by any of the Love's Entities as a condition precedent to their recovery against the Franchisee under this clause.

General Agreements:

         5. No Attorney's Fees. Unless expressly provided otherwise in this document, in the event of any legal action or proceeding with respect to this document, the matters covered thereby (for example, to enforce any arbitration award) or otherwise, which involves Love's, the Love's Entities and/or the interests of Love's and/or the Love's Entities, each party will bear their own legal costs.

         6. Forum, WAIVER OF JURY TRIAL. Subject to the parties' agreement below regarding binding arbitration of disputes, any litigation with respect to this document, the matters covered thereby (for example, to enforce any arbitration award) or otherwise, which involves Love's, the Love's Entities and/or the interests of Love's and/or the Love's Entities, will take place in Los Angeles County, California, or, if required, the Federal court nearest thereto, the parties expressly consenting to the exclusive jurisdiction of such court(s) and waiving their rights to conduct litigation of any nature in any other forum. IN ANY ARBITRATION AND/OR LITIGATION INVOLVING LOVE'S, THE LOVE'S ENTITIES AND/OR THE INTERESTS OF LOVE'S AND/OR THE LOVE'S ENTITLES, EACH OF THE PARTIES WAIVES THEIR RIGHTS TO TRIAL BY JURY AND WAIVES ALL RIGHTS TO PUNITIVE, EXEMPLARY, MULTIPLE, PAIN-AND-SUFFERING, MENTAL DISTRESS OR SIMILAR DAMAGES AND AGREES THAT EACH MAY ONLY RECOVER ACTUAL FINANCIAL LOSSES.

         7. Dispute Resolution, Including Mediation and MANDATORY BINDING ARBITRATION.

         (a) IN THE EVENT OF ANY DISPUTE INVOLVING LOVE'S, THE LOVE'S ENTITIES OR ANY INTERESTS OF LOVE'S OR THE LOVE'S ENTITIES, WHETHER RELATED TO THIS DOCUMENT, ANY FRANCHISE AGREEMENT OR OTHER AGREEMENTS, THE TRANSACTION(S) REFERENCED OR CONTEMPLATED HEREIN,




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
ANY TRANSACTIONS RELATED THERETO AND/OR ANY OTHER DOCUMENTS, AGREEMENTS, UNDERSTANDINGS, TRANSACTIONS AND/OR ANY OTHER MATTER (WHETHER RELATED OR OTHERWISE), SUCH DISPUTE WILL BE:

                 (1) FIRST, DISCUSSED IN A FACE-TO-FACE MEETING BETWEEN EACH OF THE DISPUTANTS (OR, IF A DISPUTANT IS A CORPORATION OR PARTNERSHIP, A PRINCIPAL OF THE DISPUTANT AUTHORIZED TO MAKE BINDING COMMITMENTS ON BEHALF OF THE DISPUTANT), SUCH MEETING SHALL BE HELD AT LOVE'S HEADQUARTERS AND WITHIN 30 DAYS AFTER ANY DISPUTANT GIVES WRITTEN NOTICE OF THE DISPUTE.

                 (2) SECOND, IF, IN THE OPINION OF LOVE'S OR ANY DISPUTANT PARTICIPATING IN SUCH MEETING, SUCH MEETING HAS NOT SUCCESSFULLY RESOLVED SUCH MATTERS, AND IF DESIRED BY ANY PERSON OR ENTITY INVOLVED IN THE CLAIM, SUBMITTED TO NON-BINDING MEDIATION FOR A MINIMUM OF 8 HOURS BEFORE (A) THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") OR
         (B) ANY OTHER MEDIATION ORGANIZATION APPROVED BY ALL SUCH PERSONS AND/OR ENTITIES OR (C) A MEDIATOR APPOINTED BY A COURT IF THE AAA CANNOT CONDUCT SUCH MEDIATION AND THE PARTIES CANNOT AGREE ON A MEDIATION ORGANIZATION. ON ELECTION BY ANY PARTY, ARBITRATION AND/OR ANY OTHER REMEDY ALLOWED BY THIS AGREEMENT MAY PROCEED FORWARD AT THE SAME TIME AS MEDIATION. IN THE MEDIATION, THE DISPUTANTS SHALL EACH BE REPRESENTED BY AN INDIVIDUAL AUTHORIZED TO MAKE BINDING COMMITMENTS ON THEIR BEHAVES AND MAY BE REPRESENTED BY COUNSEL. IN ADDITION, THE DISPUTANTS MAY, WITH PERMISSION OF THE MEDIATOR, BRING SUCH ADDITIONAL PERSONS AS ARE NEEDED TO RESPOND TO QUESTIONS, CONTRIBUTE INFORMATION AND PARTICIPATE IN THE NEGOTIATIONS. THE FEES AND EXPENSES OF THE MEDIATOR AND/OR MEDIATION ORGANIZATION SHALL BE SHARED EQUALLY BY THE DISPUTANTS. THE MEDIATOR SHALL BE DISQUALIFIED AS A WITNESS, CONSULTANT, EXPERT OR COUNSEL FOR ANY PARTY WITH RESPECT TO THE DISPUTE AND ANY RELATED MATTERS.

                 (3) THIRD, IF NO SUCH PERSON OR ENTITY DESIRES MEDIATION (OR IF SUCH MEDIATION IS NOT SUCCESSFUL IN RESOLVING SUCH CLAIM), SUBMITTED TO AND FINALLY RESOLVED BY BINDING ARBITRATION BEFORE AND IN ACCORDANCE WITH THE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION PURSUANT TO ITS COMMERCIAL ARBITRATION RULES. IN EACH CASE, THE PARTIES TO ANY MEDIATION/ARBITRATION WILL EXECUTE APPROPRIATE CONFIDENTIALITY AGREEMENTS, EXCEPTING ONLY SUCH PUBLIC DISCLOSURES AND FILINGS AS ARE REQUIRED BY LAW.

         (b) ANY MEDIATION/ARBITRATION WILL BE CONDUCTED AT THE OFFICE OF THE MEDIATING/ ARBITRATING ORGANIZATION (OR ITS REPRESENTATIVES) WHICH IS LOCATED CLOSEST TO LOVE'S HEADQUARTERS. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THIS DOCUMENT, THE PARTIES TO ANY MEDIATION OR ARBITRATION WILL BEAR THEIR OWN COSTS, INCLUDING ATTORNEY'S FEES. ANY CLAIM, AND ANY MEDIATION/ARBITRATION, WILL BE CONDUCTED AND RESOLVED ON AN INDIVIDUAL BASIS ONLY AND NOT ON A CLASS-WIDE, MULTIPLE PLAINTIFF OR SIMILAR BASIS. UPON REQUEST OF ANY PARTY TO A CLAIM, THE ARBITRATOR MAY BE REQUIRED TO ISSUE A





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WRITTEN AWARD, SPECIFYING THE FACTS FOUND AND THE LAW APPLIED, BUT THE PARTY SO
REQUESTING WILL BEAR THE FEES AND CHARGES INCURRED IN CONNECTION THEREWITH.
THE ARBITRATOR MAY ISSUE TEMPORARY RESTRAINING ORDERS, PRELIMINARY INJUNCTIONS, INJUNCTIONS AND OTHER EQUITABLE AND/OR INTERIM RELIEF TO THE EXTENT REASONABLY NECESSARY TO PRESERVE THE STATUS QUO (OR PREVENT IRREPARABLE INJURY) PENDING FINAL RESOLUTION BY BINDING ARBITRATION OF A CLAIM, AS WELL AS IN CONNECTION WITH ANY SUCH FINAL RESOLUTION, AND MAY ISSUE SUMMARY ORDERS DISPOSING OF ALL
OR PART OF A CLAIM AT ANY POINT.  EACH PARTY CONSENTS TO THE ENFORCEMENT OF
SUCH ORDERS, INJUNCTIONS, ETC. BY ANY COURT HAVING JURISDICTION. NOTWITHSTANDING ANY PROVISIONS OF STATE LAW TO THE CONTRARY, LOVE'S INTENDS TO FULLY ENFORCE THE PROVISIONS OF THIS DOCUMENT AND OTHER DOCUMENTS, INCLUDING
ALL VENUE AND MEDIATION/ARBITRATION PROVISIONS AND TO RELY ON FEDERAL
PREEMPTION UNDER THE FEDERAL ARBITRATION ACT (9 U.S.C. Section  1 ET SEQ.)

         8. Entire Understanding. Excepting only any document(s) contemporaneously signed by Love's:

         This document contains the entire understanding between Love's (on the one hand) and the Franchisee (on the other hand) and supersedes any prior understandings and agreements between and/or among any of them respecting the within subject matter nd no representations, promises, guarantees, or warranties of any kind are or have been made by Love's or anyone else to induce the Franchisee to execute this document, except as specifically set forth in writing in this document.

         THERE ARE NO REPRESENTATIONS, WARRANTIES, AGREEMENTS, PROMISES, CONTRACTS, COMMITMENTS, ARRANGEMENTS, OPTIONS, RIGHTSOF-FIRST-REFUSAL, "SIDE DEALS," UNDERSTANDINGS OR OTHERWISE, ORAL OR WRITTEN, AFFECTING OR RELATED TO LOVE'S RELATING TO THE WITHIN SUBJECT MATTER WHICH ARE NOT FULLY EXPRESSED HEREIN. THE FRANCHISEE HAVE NOT RELIED ON ANY REPRESENTATIONS, PROMISES, UNDERSTANDINGS, AGREEMENTS OR OTHERWISE WHICH ARE NOT EXPRESSLY SET FORTH IN THIS DOCUMENT, NOR DO THE FRANCHISEE HAVE ANY RESERVATIONS, NOR DO THERE EXIST ANY CONTINGENCIES, WITH REGARD TO ANY OF THEIR OBLIGATIONS UNDER THIS DOCUMENT OR ANY DOCUMENT CURRENTLY IN EXISTENCE OR TO BE EXECUTED. IF THE FRANCHISEE BELIEVE THERE HAVE BEEN ANY REPRESENTATIONS, PROMISES, UNDERSTANDINGS, AGREEMENTS OR OTHERWISE WHICH ARE NOT EXPRESSLY SET FORTH IN THIS DOCUMENT OR THAT ANY OF THE FOREGOING IS NOT TRUE, CORRECT AND COMPLETE, THEY WILL MAKE A WRITTEN STATEMENT REGARDING SUCH NEXT TO THEIR SIGNATURE.

         9. Severability. The invalidity or unenforceability of any provision hereof as determined by an arbitrator or a court of competent jurisdiction will in no way affect the validity or enforceability of any other provision hereto.

         10. Waiver. The failure of any party to seek redress for violation of this document or to insist upon the strict performance of any covenant or condition of this document will not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation. The rights and remedies provided by this document are cumulative and the use of any one right or remedy by any party will not preclude or waive its right to use any or all other remedies. Subject to the provisions of the release(s) granted herein, these rights and remedies are given in addition to any other rights and remedies the parties may have by law, statute, ordinance or otherwise.

         11. Heirs and Assigns. Each of the terms, covenants and conditions of this document will extend to and be binding on and inure to the benefit of not only the parties, but also each of their respective heirs, representatives executors, administrators, assigns, and successors in interest. Whenever in this document reference is made to any party, the reference will be deemed to include, whenever applicable, the heirs, representatives, executors, administrators, assigns and successors in interest of that party the same as if in every case expressed.

         12. Effective Date. This document will take effect on April 15, 1996, unless the escrow for the Franchisee's purchase of the Restaurant closes sooner. If the escrow closes sooner, and all documents required by Love's have been fully signed (and all payments due Love's have been made) by that time, this document will take effect on the close of escrow. However, in any event (including the failure of the escrow to close for any reason), the releases granted to Love's and related persons and entities shall be effective on the date the person/entity granting such release signs this document and shall be deemed to be re-effectuated on the effective date of this document.

FRANCHISEE:                                LOVE'S ENTERPRISES, INC.


         /s/                               By      /s/
Deborah P. Miller (Individually)             Harry Shuster, President and
April 6, 1996                                  CEO





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
                                   Love's(R)

                           1996 Consent to Assignment
                                      and
                              Assumption Agreement


Parties:

         Franchisor:      Love's Enterprises, Inc.
                          1990 Westwood Boulevard, Penthouse
                          Los Angeles, California 90025

         1996 Assignors:  Galaxy Golden, Inc., a California
                          corporation
                          Fung Ying Yong, an Individual
                          Yim Ching Yong, an Individual
                          Vincent Winghong Cheung, an Individual

         1996 Assignee:   Deborah P. Miller, an Individual

         [Note: For convenience, the Franchisor is sometimes referred to in this and other documents as "Love's," "we," "us," or "our." The obligations of the 1996 Assignors under this and any other documents shall be joint and several.]

Date:    April 15, 1996

Background and Preliminary Agreements:

         A. Effective August 29, 1975, Love's and B.D.P. Enterprises, a California corporation, executed an Amended Franchise Agreement (the "Franchise Agreement") granting a franchise (the "Franchise") covering a "Love's(R) Wood Pit Barbecue" restaurant (the "Restaurant") located at 720 North Brea Boulevard, in the City of Brea, California.

         B. Effective December 30, 1985, the same parties executed an Amendment to Franchise Agreement which had the effect of amending the Franchise Agreement in various regards. Effective the same date, the same parties executed a Mutual Release and Settlement Agreement.

         C. Effective October 31, 1988, (a) Love's, (b) B.D.P. Enterprises, LeRoy M. Donahue and Thomas F. Padden (as "Assignor" in that document) and (c) the 1996 Assignors (as "Assignee" in that document) executed a Consent to Assignment. Among other things, the parties to that Consent to Assignment agreed that the initial term of the Franchise would expire on April 15, 1991, and that there would be one extension term which would be for a period of five (5) years ending April 15, 1996. In addition, the terms of the Sublease and Equipment Lease relating to the Restaurant were amended so that the termination dates and option extension periods would be the same as under the Franchise Agreement. Love's retained the option to extend or not extend the term of the Master Lease at its sole election, having no obligation to so extend.

         D. Effective November 15, 1995, Fedora-Olympic, a California Limited Partnership (as "Landlord"), Love's and the 1996 Assignee entered into an Assignment of Lease under which Love's assigned to the 1996 Assignee its interests in the Lease for the Restaurant, the 1996 Assignee accepted such assignment and agreed to be bound by the Lease and the Landlord consented thereto. Effective the same date, the Landlord and the 1996 Assignee executed a Third Amendment to Lease which had the effect, among other things, of extending the term of the Lease to December 31, 1998, and providing the 1996 Assignee with options to further extend the term of the Lease, as well as to cancel the Lease effective December 31, 1996, under certain terms and conditions.

         E. Subject to the terms and conditions of this 1996 Consent to Assignment and Assumption Agreement, the 1996 Assignors wish to assign to the 1996 Assignee their interests in and to the Franchise Agreement. The parties acknowledge that no Equipment Lease or Sublease apply to or will apply to the Restaurant.

         F. By separate instruments and as independent transactions (noted here merely for convenience of the parties and completeness of documentation), the 1996 Assignees and Love's have agreed to extend the term of the Amended Franchise Agreement (as detailed in such separate instrument), and the 1996 Assignees having made or agreeing to make separate arrangements (acceptable to Love's) with the Landlord for the 1996 Assignee's continued occupancy of the Restaurant, with Love's to have no responsibility or obligation with respect to the Lease or otherwise on or after April 15, 1996.

         G. The parties agree that, in the event of any inconsistency between the provisions of this document and any of the foregoing documents (or other documents or agreements prior to the date of this document), the provisions of this document shall prevail. The Franchisee has reviewed all of the documents referred to in this Agreement and has been urged by Love's to have this and all other documents reviewed by her attorney.

Main Agreements:

         1. Consent to Assignment. Effective April 15, 1996, and subject to the compliance by 1996 Assignors and the 1996 Assignees with the terms and conditions of this document, Love's consents to the transfer of each of the rights of the 1996 Assignors in and to the Amended Franchise Agreement and the business conducted thereunder (the "Franchised Business") and the 1996 Assignors confirm that they have transferred all of their rights therein to the 1996 Assignees, together with their rights in and to the real property and all equipment used in the operation of the Franchised Business. All rights of the 1996 Assignors and all obligations and/or liabilities of Love's (and/or of the "Love's Entities" as defined below) to the 1996 Assignors, WHETHER KNOWN OR UNKNOWN,





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
under the Amended Franchise Agreement or otherwise, are hereby canceled, released and of no further force or effect.

         2. Payments. Love's waives its rights to receive any "administrative fee" in connection with the extension of the franchise. The 1996 Assignee will reimburse Love's for its legal and other costs in connection with this transaction and all related transactions in an amount not to exceed Two Thousand One Hundred Twenty Five Dollars ($2125.00) and Love's may require such reimbursement to be made through the escrow established by the 1996 Assignors and the 1996 Assignee.

         3.      Obligations of 1996 Assignors.

                 (a) 1996 Assignors shall remain liable for all obligations to Love's arising under the Amended Franchise Agreement (as later defined) prior to the "Closing Date" (April 15, 1995.)

                 (b) Within seventy-two (72) hours after said Closing Date, the 1996 Assignors shall prepare and deliver to Love's the weekly summary report(s) (as required by the Franchise Agreement or by the custom, practice or policies of Love's and its franchisees [the "Weekly Summa Report(s)"]) for the final week(s) of 1996 Assignors' operation of Love's #611. Love's reserves the right to review and audit said Weekly Summary Report(s), and in the event any amounts are found due and owing pursuant to the Weekly Summary Report(s), without limiting its right to collect any such amount from 1996 Assignors, 1996 Assignee guarantees to pay Love's any amounts due forthwith as a condition to the effectiveness of Love's consent to the assignment.

         4.      Assumption of Obligations by 1996 Assignee.

                 (a) The 1996 Assignee agrees to assume all of the duties and obligations of 1996 Assignors under the Amended Franchise Agreement and/or under this document and shall be entitled to all of 1996 Assignors' rights, title and interest in and to the Love's #611 and the Amended Franchise Agreement.

                 (b) Any default by 1996 Assignee hereunder shall constitute a default under the Amended Franchise Agreement.

         5. Indemnification of Love's by 1996 Assignors. Love's shall not be responsible in any manner for the debts or obligations owed by 1996 Assignors to any third party, including, without limitation, vendors or taxing agencies. 1996 Assignors agrees to indemnify and hold Love's harmless for all amounts incurred by Love's (including but not limited to attorneys' fees) as a result of claims made against Love's for any debts or obligations owed by 1996 Assignors to any such third parties. Love's shall have the right but not the obligation to pay any debts or obligations owed by 1996 Assignors to any third party, including vendors or taxing agencies and charge 1996 Assignors therefor. Notwithstanding the Release contained herein, 1996 Assignors shall not be released from its obligation to reimburse Love's for payment of said debts or obligations which Love's is reasonably required to pay.

         6. Continued Obligations of 1996 Assignors. In any event and notwithstanding any other provisions of this document or otherwise or the transfer of the Franchise and the Franchised Business, the cancellation of the 1996 Assignors' rights and any release granted to the 1996 Assignors (or any of them) and in addition to any other rights preserved by Love's, the 1996 Assignors' obligations regarding indemnity, non-competition and confidentiality will remain in effect and will be regarded as in-term covenants and fully enforceable by Love's, notwithstanding such assignment.

         7. Release of Love's. The 1996 Assignors and the 1996 Assignees, jointly and severally, hereby release and forever discharge, indemnify and agree to hold harmless Love's, all persons and entities controlling, controlled by, under common control, affiliated and/or associated with it in any way, each of the affiliates, subsidiaries, corporate parents and predecessors of any of the foregoing, each of the owners, partners, stockholders, directors, officers, employees, agents, representatives, attorneys, accountants of any of the foregoing, and all persons acting by, through, under or in concert or affiliated or associated in any way with any of the foregoing, (all of the foregoing, including Love's, are collectively and individually referred to in this document as the "Love's Entities") from and against any and all causes of action, in law or in equity, suits, debts, liens, actual and/or alleged defaults, liabilities, claims, demands, damages, losses, costs or expenses, of any kind and/or nature whatsoever, howsoever arising, KNOWN OR UNKNOWN, fixed or contingent, past or present, whether or not related to the Amended Franchise Agreement any Sublease, any Equipment Lease, the Lease or otherwise, which the 1996 Assignors, 1996 Assignees or any of them now have or may hereafter have against all or any of the Love's Entities by reason of any matter, cause or thing whatsoever from the beginning of time to the date hereof (the "Claims"), it being the mutual intention of the parties that this release be unqualifiedly general in scope and effect.

         THE 1996 ASSIGNORS AND THE 1996 ASSIGNEES AND EACH OF THEM, JOINTLY AND SEVERALLY, ACKNOWLEDGE THAT EACH IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         THE 1996 ASSIGNORS AND THE 1996 ASSIGNEES AND EACH OF THEM, JOINTLY AND SEVERALLY, BEING AWARE OF THIS CODE SECTION, HEREBY EXPRESSLY WAIVE ALL RIGHTS THEREUNDER AS WELL AS UNDER ANY OTHER

STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT OF ANY APPLICABLE JURISDICTION, INCLUDING BUT NOT LIMITED TO THOSE OF CALIFORNIA.

         The 1996 Assignors and the 1996 Assignees, jointly and severally, represent and warrant that there have been, and there will be, no assignment or other transfer of any interest in any Claims which any of them may have against any or all of the Love's Entities, that any and all such Claims have been forever extinguished, and the 1996 Assignors and the 1996 Assignees, jointly and severally, agree to indemnify and forever hold each and all of the Love's Entities harmless from any liability, claims, demands, damages, losses, costs, expenses and/or attorney's fees incurred by any of the Love's Entities as a result of any person asserting any such assignment or transfer, or any rights or claims under such assignment or transfer. It is the intention of the parties that this indemnity does not require payment by any of the Love's Entities as a condition precedent to their recovery against the 1996 Assignors and/or the 1996 Assignees (or any of them) under this clause.

         8. No Security or Similar Interest. Notwithstanding any provisions in any agreement between 1996 Assignees and 1996 Assignors or otherwise, the 1996 Assignors will have no right to retake possession, ownership or any other interest in the Amended Franchise Agreement, the Lease or the Franchised Business (or any assets or part thereof) in the event of any breach or default in any obligation by the 1996 Assignees. The 1996 Assignors and the 1996 Assignees jointly and severally represent and warrant, and agree, that there is, and will be, no "security" or similar interest in the Amended Franchise Agreement, the Lease or the Franchised Business (or any assets or part thereof), whether in favor of the Sellers or otherwise and that any such interest will be void and ineffective. In the event that any attempt by the 1996 Assignors to retake possession, ownership or any other interest in the Amended Franchise Agreement, the Lease or the Franchised Business (or any assets or part thereof) is not held to be void or otherwise ineffective, such attempt will be subject to (1) a right-of-first refusal in favor of Love's and
(2) the prior written consent of Love's, which may be subject to reasonable conditions, including but not limited to the 1996 Assignors providing a release (in form satisfactory to Love's) of all claims, KNOWN OR UNKNOWN, with respect to the "Love's Entities" or any of them and the 1996 Assignors curing any and all defaults of the 1996 Assignees in their obligations to the "Love's Entities" and its affiliates and the 1996 Assignors providing full and unlimited indemnities to the "Love's Entities" regarding any claims by 1996 Assignees and/or others.

General Agreements:

         9. No Attorney's Fees. Unless expressly provided otherwise in this document, in the event of any legal action or proceeding with respect to this document, the matters covered thereby (for example, to enforce any arbitration award) or otherwise, which involves Love's, the Love's Entities and/or the interests of Love's and/or the Love's Entities, each party will bear their own legal costs.

         10. Forum, WAIVER OF JURY TRIAL. Subject to the parties' agreement below regarding binding arbitration of disputes, any litigation with respect to this document, the matters covered thereby (for example, to enforce any arbitration award) or otherwise, which involves Love's, the Love's Entities and/or the interests of Love's and/or the Love's Entities, will take place in Los Angeles County, California, or, if required, the Federal court nearest thereto, the parties expressly consenting to the exclusive jurisdiction of such court(s) and waiving their rights to conduct litigation of any nature in any other forum. IN ANY ARBITRATION AND/OR LITIGATION INVOLVING LOVE'S, THE LOVE'S ENTITIES AND/OR THE INTERESTS OF LOVE'S AND/OR THE LOVE'S ENTITIES, EACH OF THE PARTIES WAIVES THEIR RIGHTS TO TRIAL BY JURY AND WAIVES ALL RIGHTS TO PUNITIVE, EXEMPLARY, MULTIPLE, PAIN-AND-SUFFERING, MENTAL DISTRESS OR SIMILAR DAMAGES AND AGREES THAT EACH MAY ONLY RECOVER ACTUAL FINANCIAL LOSSES.

         11.     Mandatory Binding Arbitration.

         (a) IN THE EVENT OF ANY DISPUTE INVOLVING LOVE'S, HE LOVE'S ENTITIES OR ANY INTERESTS OF LOVE'S OR THE LOVE'S ENTITIES, WHETHER RELATED TO THIS DOCUMENT, ANY FRANCHISE AGREEMENT OR OTHER AGREEMENTS, THE TRANSACTION(S) REFERENCED OR CONTEMPLATED HEREIN, ANY TRANSACTIONS RELATED THERETO AND/OR ANY OTHER DOCUMENTS, AGREEMENTS, UNDERSTANDINGS, TRANSACTIONS AND/OR ANY OTHER MATTER (WHETHER RELATED OR OTHERWISE), SUCH DISPUTE WILL BE:

                 (1) FIRST, DISCUSSED IN A FACE-TO-FACE MEETING BETWEEN EACH OF THE DISPUTANTS (OR, IF A DISPUTANT IS A CORPORATION OR PARTNERSHIP, A PRINCIPAL OF THE DISPUTANT AUTHORIZED TO MAKE BINDING COMMITMENTS ON BEHALF OF THE DISPUTANT), SUCH MEETING SHALL BE HELD AT LOVE'S HEADQUARTERS AND WITHIN 30 DAYS AFTER ANY DISPUTANT GIVES WRITTEN NOTICE OF THE DISPUTE.

                 (2) SECOND, IF, IN THE OPINION OF LOVE'S OR ANY DISPUTANT PARTICIPATING IN SUCH MEETING, SUCH MEETING HAS NOT SUCCESSFULLY RESOLVED SUCH MATTERS, AND IF DESIRED BY ANY PERSON OR ENTITY INVOLVED IN THE CLAIM, SUBMITTED TO NONBINDING MEDIATION FOR A MINIMUM OF 8 HOURS BEFORE (A) THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") OR
         (B) ANY OTHER MEDIATION ORGANIZATION APPROVED BY ALL SUCH PERSONS AND/OR ENTITIES OR (C) A MEDIATOR APPOINTED BY A COURT IF THE AAA CANNOT CONDUCT SUCH MEDIATION AND THE PARTIES CANNOT AGREE ON A MEDIATION ORGANIZATION. ON ELECTION BY ANY PARTY, ARBITRATION AND/OR ANY OTHER REMEDY ALLOWED BY THIS AGREEMENT MAY PROCEED FORWARD AT THE SAME TIME AS MEDIATION. IN THE MEDIATION, THE DISPUTANTS SHALL EACH BE REPRESENTED BY AN INDIVIDUAL AUTHORIZED TO MAKE BINDING COMMITMENTS ON THEIR RESPECTIVE BEHAVES AND MAY BE REPRESENTED BY COUNSEL IN

         ADDITION, THE DISPUTANTS MAY, WITH PERMISSION OF THE MEDIATOR, BRING SUCH ADDITIONAL PERSONS AS ARE NEEDED TO RESPOND TO QUESTIONS, CONTRIBUTE INFORMATION AND PARTICIPATE IN THE NEGOTIATIONS. THE FEES AND EXPENSES OF THE MEDIATOR AND/OR MEDIATION ORGANIZATION SHALL BE SHARED EQUALLY BY THE DISPUTANTS. THE MEDIATOR SHALL BE DISQUALIFIED AS A WITNESS, CONSULTANT, EXPERT OR COUNSEL FOR ANY PARTY WITH RESPECT TO THE DISPUTE AND ANY RELATED MATTERS.

                 (3) THIRD, IF NO SUCH PERSON OR ENTITY DESIRES MEDIATION (OR IF SUCH MEDIATION IS NOT SUCCESSFUL IN RESOLVING SUCH CLAIM), SUBMITTED TO AND FINALLY RESOLVED BY BINDING ARBITRATION BEFORE AND IN ACCORDANCE WITH THE ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION PURSUANT TO ITS COMMERCIAL ARBITRATION RULES. IN EACH CASE, THE PARTIES TO ANY MEDIATION/ARBITRATION WILL EXECUTE APPROPRIATE CONFIDENTIALITY AGREEMENTS, EXCEPTING ONLY SUCH PUBLIC DISCLOSURES AND FILINGS AS ARE REQUIRED BY LAW.

         (b) ANY MEDIATION/ARBITRATION WILL BE CONDUCTED AT THE OFFICE OF THE MEDIATING/ ARBITRATING ORGANIZATION (OR ITS REPRESENTATIVES) WHICH IS LOCATED CLOSEST TO LOVE'S HEADQUARTERS. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN THIS DOCUMENT, THE PARTIES TO ANY MEDIATION OR ARBITRATION WILL BEAR THEIR OWN COSTS, INCLUDING ATTORNEY'S FEES. ANY CLAIM, AND ANY MEDIATION/ARBITRATION, WILL BE CONDUCTED AND RESOLVED ON AN INDIVIDUAL BASIS ONLY AND NOT ON A CLASS-WIDE, MULTIPLE PLAINTIFF OR SIMILAR BASIS. UPON REQUEST OF ANY PARTY TO A CLAIM, THE ARBITRATOR MAY BE REQUIRED TO ISSUE A WRITTEN AWARD, SPECIFYING THE FACTS FOUND AND THE LAW APPLIED, BUT THE PARTY SO REQUESTING WILL BEAR THE FEES AND CHARGES INCURRED IN CONNECTION THEREWITH.
THE ARBITRATOR MAY ISSUE TEMPORARY RESTRAINING ORDERS, PRELIMINARY INJUNCTIONS, INJUNCTIONS AND OTHER EQUITABLE AND/OR INTERIM RELIEF TO THE EXTENT REASONABLY NECESSARY TO PRESERVE THE STATUS QUO (OR PREVENT IRREPARABLE INJURY) PENDING FINAL RESOLUTION BY BINDING ARBITRATION OF A CLAIM, AS WELL AS IN CONNECTION WITH ANY SUCH FINAL RESOLUTION, AND MAY ISSUE SUMMARY ORDERS DISPOSING OF ALL OR PART OF A CLAIM AT ANY POINT. EACH PARTY CONSENTS TO THE ENFORCEMENT OF SUCH ORDERS, INJUNCTIONS, ETC. BY ANY COURT HAVING JURISDICTION. NOTWITHSTANDING ANY PROVISIONS OF STATE LAW TO THE CONTRARY. LOVE'S INTENDS TO FULLY ENFORCE THE PROVISIONS OF THIS DOCUMENT AND OTHER DOCUMENTS. INCLUDING ALL VENUE AND MEDIATION/ARBITRATION PROVISIONS, AND TO RELY ON FEDERAL PREEMPTION UNDER THE FEDERAL ARBITRATION ACT (9 U.S.C. Section 1 ET SEQ.)

         12. Entire Understanding. Excepting only any document(s) contemporaneously executed by Love's:

         This document contains the entire understanding between Love's (on the one hand) and the 1996 Assignors and the 1996 Assignees (on the other hand) and supersedes any prior understandings and agreements between and/or among any of them respecting the within subject matter and no representations, promises, guarantees, or warranties of any kind are or have been made by Love's or anyone else to induce the 1996 Assignors and the 1996 Assignees to execute this document, except as specifically set forth in writing in this document.

         THERE ARE NO REPRESENTATIONS, WARRANTIES, AGREEMENTS, PROMISES, CONTRACTS, COMMITMENTS, ARRANGEMENTS, OPTIONS, RIGHTS-OF-FIRST-REFUSAL, "SIDE DEALS," UNDERSTANDINGS OR OTHERWISE, ORAL OR WRITTEN, AFFECTING OR RELATED TO LOVE'S RELATING TO THE WITHIN SUBJECT MATTER WHICH ARE NOT FULLY EXPRESSED HEREIN. NEITHER THE 1996 ASSIGNORS NOR THE 1996 ASSIGNEES HAVE RELIED ON ANY REPRESENTATIONS, PROMISES, UNDERSTANDINGS, AGREEMENTS OR OTHERWISE WHICH ARE NOT EXPRESSLY SET FORTH IN THIS DOCUMENT, NOR DO THE 1996 ASSIGNORS NOR THE 1996 ASSIGNEES HAVE ANY RESERVATIONS, NOR DO THERE EXIST ANY CONTINGENCIES, WITH REGARD TO ANY OF THEIR OBLIGATIONS UNDER THIS DOCUMENT OR ANY DOCUMENT CURRENTLY IN EXISTENCE OR TO BE EXECUTED. IF THE 1996 ASSIGNORS OR THE 1996 ASSIGNEES BELIEVE THERE HAVE BEEN ANY REPRESENTATIONS, PROMISES, UNDERSTANDINGS, AGREEMENTS OR OTHERWISE WHICH ARE NOT EXPRESSLY SET FORTH IN THIS DOCUMENT OR THAT ANY OF THE FOREGOING IS NOT TRUE, CORRECT AND COMPLETE, THEY WILL MAKE A WRITTEN STATEMENT REGARDING SUCH NEXT TO THEIR SIGNATURE.

         13. Severability. The invalidity or unenforceability of any provision hereof as determined by an arbitrator or a court of competent jurisdiction will in no way affect the validity or enforceability of any other provision hereto.

         14. Waiver. The failure of any party to seek redress for violation of this document or to insist upon the strict performance of any covenant or condition of this document will not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation. The rights and remedies provided by this document are cumulative and the use of any one right or remedy by any party will not preclude or waive its right to use any or all other remedies. Subject to the provisions of the release(s) granted herein, these rights and remedies are given in addition to any other rights and remedies the parties may have by law, statute, ordinance or otherwise.

         15. Heirs and Assigns. Each of the terms, covenants and conditions of this document will extend to and be binding on and inure to the benefit of not only the parties, but also each of their respective heirs, representatives, executors, administrators, assigns, and successors in interest. Whenever in this document reference is made to any party, the reference will be deemed to include, whenever applicable, the heirs, representatives, executors, administrators, assigns and successors in interest of that party the same as if in eve case expressed.

         16. Effective Date. This document will take effect on April 15,1996, unless the escrow for the 1996 Assignee's purchase of the Restaurant closes sooner. If the escrow closes sooner, and all documents required by Love's have been fully signed (and all payments due Love's have been made) by that time, this document will take effect on the close of escrow. However, in any event

(including the failure of the escrow to close for any reason), the releases granted to Love's and related persons and entities shall be effective on the date the person/entity granting such release signs this document and shall be deemed to be re-effectuated on the effective date of this document.

AGREED:

1996 ASSIGNORS (jointly and severally):

Galaxy Golden, Inc., a California corporation


By       /s/
  Its President

         N/A
Fung Ying Yong, an individual

         N/A
Yim Ching Yong, an individual

         /s/
Vincent Winghong Cheung, an individual



1996 ASSIGNEE

         /s/
Deborah P. Miller, an Individual


LOVE'S ENTERPRISES, INC.


By       /s/
  Harry Shuster, President and CEO